UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number      811-21465
ING Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)
201 King of Prussia Road
Radnor, PA 19087

(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Global Real Estate Income Fund
201 King of Prussia Road
Radnor, PA 19087

(Name and address of agent for service)
Registrant’s telephone number, including area code:    1-888-711-4272
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ING Clarion Global Real Estate
Income Fund
IGR

GLOBAL
CLOSED-END FUNDS

ANNUAL REPORT
DECEMBER 2009

REAL ESTATE INVESTMENT MANAGEMENT

www.ingclarionres.com

ING Clarion Global Real Estate Income Fund (‘the Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (‘SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Fund during such year and all of the returns of capital paid by portfolio companies to the Fund during such year. In accordance with its Policy, the Fund distributes a fixed amount per common share, currently $0.045, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Fund expects such distributions to correlate with its performance over time. Each monthly distribution to shareholder is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Fund’s performance for the entire calendar year and to enable the Fund to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Fund expects that the distribution rate in relation to the Fund’s Net Asset Value (“NAV”) will approximately equal the Fund’s total return on NAV.

The fixed amount of distributions will be reviewed and amended as necessary by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Fund’s total return in relation to changes in NAV) is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy without prior notice to Fund shareholders.

Shareholders should note that the Fund’s Policy is subject to change or termination as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Fund’s risks.

ANNUAL REPORT 2009 1

Table of Contents

ING CLARION GLOBAL REAL ESTATE INCOME FUND ANNUAL REPORT 2009

Letter to Shareholders	2
Portfolio of Investments	6
Financial Statements	8
Independent Registered Public Accounting Firm Report	19
Supplemental Information	20

2 ING Clarion Global Real Estate Income Fund

Letter to Shareholders

Dear Shareholder:

We are pleased to present the 2009 annual report for the ING Clarion Global Real Estate Income Fund (the “Fund”).

Performance Review
After the extraordinary challenges of 2008, the Fund posted strong investment results in 2009. Global real estate stocks advanced 37.6% (1) in 2009 and U.S. REIT preferred stocks rose 61.0% (2). The Net Asset Value (“NAV”) return of the Fund was up 46.8% for the year and the market return (change in share price plus dividends) was up 79.1% as the discount to NAV narrowed from –29% at the end of 2008 to –15% by year-end.

The NAV return of the Fund was better than a blended “benchmark” of 80% S&P Developed Property Index of Global Real Estate Stocks and 20% MS REIT Preferred Stock Index. The strong relative NAV performance was due to a combination of good stock selection across all regions and an advantageous allocation which included a significant and growing exposure to preferred stock issued by real estate companies. The NAV returns could have been potentially much higher if not for the negative effects of the temporary continuing leverage in the Fund at the start of the year which magnified the sharply negative market returns during the first quarter. The Fund redeemed its remaining outstanding Adjustable Rate Preferred Stock (“ARPS”) during the first quarter.

The Fund paid regular dividends of $0.54 per share over the course of the year (as 12 monthly dividends of $0.045 per share).

Portfolio Review
The portfolio is well diversified by property type and geography as shown in the two pie charts below. There were several notable changes in the portfolio over the course of the year. We increased our investment in preferred stocks to 24% of the portfolio (up from 16%). We see a compelling combination of yield, valuation and downside risk protection in these securities and consider them a good continuing investment in an improving but still uncertain market environment. The Fund’s preferred stock positions were outstanding performers generating an average total return of +64% during the course of the year driven by high dividend yields and substantial stock price appreciation as the market recognized the improving credit value of the securities. We still see good value as yields remain above 8% for most of the Fund’s preferred stock holdings, offering an attractive spread to common stock dividend yields despite a more senior position in the capital structure of the company’s balance sheet.

(1)	The S&P Developed Property Index which is an unmanaged market-weighted total return index consisting of over 350 real estate companies from 22 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.

(2)	As measured by the MS REIT Preferred Index which is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.

T. Ritson Ferguson

Steven D. Burton

ANNUAL REPORT 2009 3

The Fund increased its investments in U.S. common stocks of real estate companies in the U.S. (+9%), as well as those in Canada (+4%) and Australia (+4%). The Fund’s increased investment in these countries, as well as REIT preferred stocks, was funded by investing the Fund’s 8% cash balance at the beginning of the year and by decreasing the Fund’s exposure to Europe (–12%), Hong Kong (–3%) and Japan (–3%).

Geographic Diversification(3) (unaudited)	Sector Diversification(3) (unaudited)

The Fund completed its merger with the smaller ING Clarion Real Estate Income Fund (NYSE: IIA) at the end of the third quarter thus procuring an attractive portfolio of income-producing real estate securities on an NAV neutral basis. The merger also had the benefit of providing a modest reduction in the expense ratio of the Fund by achieving some additional economies of scale over a portfolio which expanded by approximately 10%.

Another notable change in the portfolio was the final redemption of the Fund’s ARPS announced in January and completed during the first quarter. Given the significant volatility in the market and the uncertain economic environment (especially as we started the year), the Fund opted to redeem the last of the ARPS in early 2009 and eliminate the structural use of leverage. Instead, the Fund stated an intent to operate in the future with only tactical use of leverage in order to mitigate the magnifying effects of volatile markets on NAV changes, while preserving the ability to use low cost borrowings occasionally to enhance income and total returns for the Fund’s common shareholders. Investors should note that the absence of structured leverage also serves to reduce the potential for magnified income and appreciation in rising markets. The portfolio is positioned to generate sufficient income so that the Fund can continue paying dividends, while the absence of structured leverage should reduce NAV volatility. At year end, the Fund had a modest amount of leverage (5% of total assets) using a low-cost, flexible line of credit.

Market Commentary
We correctly predicted that investors’ expectations for real estate would likely remain pessimistic in the first half of 2009 and that volatility would persist. During the first quarter, real estate stocks fell another 33% before bottoming in early March. However, in hindsight, we underestimated the speed of the market recovery that would follow. As noted above, global real estate stocks ultimately provided 2009 returns of approximately 38%. Three major factors contributed to the turnaround and rally of listed property companies. First, property companies moved decisively to repair their balance sheets, raising almost $56 billion of equity via offerings that were generally well supported given the compelling valuations. Second, the debt markets began to open for property companies due in part to the equity raising, but also as a result of broader credit market improvements. Spreads tightened materially during the second quarter and the required interest rates on unsecured debt dropped significantly. The third contributor to the rally in property stocks came as investors turned their attention to potential acquisitions. With newly repaired balance sheets, listed property companies were correctly perceived as being well positioned to take advantage of “buying opportunities” should attractively priced real estate be brought to market. The improvement in sentiment was unsurprising as it repeated a familiar pattern of recoveries after past recessions, but its speed and magnitude were stunning.

Volatility is well under peak levels, though it remains above the long-term average going back to 1989. We believe that two typically stabilizing characteristics of real estate stocks – (1) underlying core earnings remain fairly visible and (2) dividend yields are higher compared to other equities on average – will lead to further declines in volatility as we move forward from this recent period of market dislocation.

(3)	Percentages presented are based on managed fund assets and are subject to change.

4 ING Clarion Global Real Estate Income Fund

We estimate the decline in real estate asset values during the recent downturn at about 30% peak-to-trough. After taking into account leverage (global property companies on average utilize leverage of approximately 40% debt to total assets), we estimate the decrease in equity value to be in the 50% range. We believe the trough for real estate asset values occurred mid-year 2009, and there are reasons to believe that commercial asset pricing has already begun to move higher. Transaction activity is picking up (though it is still relatively low on a historical basis). Yields have started to decline again as a result of a confluence of factors including: (1) an improvement in credit markets, (2) an increase of equity capital seeking attractively priced real estate, (3) a continued low interest rate environment driven by still accommodative monetary and fiscal policies, and (4) a general improvement in the economic outlook.

We expect total returns for real estate stocks to again be positive in 2010, though more modest than what we experienced in 2009. Dividends will be a core component of the total return prospects. Global property stocks offer a current weighted average yield of approximately 4%, though the gross yield on the Fund’s current portfolio is substantially higher. We also expect multiple expansion (i.e., stock price appreciation) as sentiment continues to improve during the year. The backdrop as we start 2010 is significantly better than a year ago. Economic growth is improving, though still fragile. Consequently, the outlook for real estate fundamentals is expected to improve during the year. Though occupancies and rents may remain soft in 2010, with low levels of new construction and improving demand, fundamentals are expected to firm going into 2011.

We believe that earnings will stabilize in 2010 with a return to “normal” earnings growth in 2011. We expect real estate company earnings growth to turn positive in approximately half of the global regions during 2010, with projected global decline of 2% to 3% in 2010. We also believe that the market will increasingly focus on the prospects of a return to more normalized earnings growth of 6% to 7% in 2011, with potential upside should an interesting investment environment emerge for well-capitalized listed property companies.

We expect dividends from our investments to grow in 2010. Many property companies reduced (or more euphemistically – “right-sized”) their dividends in 2008 and 2009 as management teams increasingly looked to internally-generated cash flow as the cheapest form of capital in a very constrained capital market environment. However, as companies emerge from a time of crisis, we expect them to increasingly restore dividends to levels that reflect their expected earnings, as is required of REITs. As a result, we expect in 2010 that dividends will grow in aggregate for the industry despite the forecast for modestly declining earnings. Payout ratios (i.e., dividends divided by underlying cash earnings) are now historically low. For example, we estimate that the payout ratio for U.S. REITs now stands at 63% versus an average of 73% between 1994 and 2008. A return to the average payout ratio would boost the current dividend yield among U.S. REITs by more than 1%, based on current market values.

Economic growth is good, and we do not believe there is a reason to fear the potential for rising interest rates. Listed real estate stocks often deliver positive returns in periods of economic improvement, even if interest rates rise. Real estate securities have demonstrated the ability to achieve a positive total return during periods of interest rate increases. U.S. REITs, as an example, generated modestly positive total returns during 1994 (+3.2% total return for the NAREIT Equity Index) when the Federal Reserve Bank increased the Fed Funds Rate by 250 basis points. Later, in 1999-2000, when the Fed Funds Rate rose by 175 basis points, U.S. REITs achieved a positive total return exceeding 20%. We believe that property companies have the capacity to outperform during periods of rising interest rates as long as investors believe the negative effects of rising interest rates are more than offset by the positive effects of economic growth.

We believe that a larger and stronger listed real estate securities market is emerging. We expect the universe of listed property companies will grow through more equity raising by both existing companies and new companies via initial public offerings (“IPOs”). Equity raising has already shifted away from defensive and expensive dilutive raises aimed at improving balance sheets toward opportunistic raises designed to improve a company’s capacity to take advantage of growth opportunities, including acquisitions and selective developments or re-developments. Property company management teams have historically been effective at capitalizing on future opportunities, and we do not believe that they will disappoint this economic cycle. Equity raising will include IPOs. In 2009, we saw a select group of new companies come public raising just over US$12 billion for the year. The trend is building and we see a meaningful pipeline of aspiring new listed real estate companies.

Whether through acquisition or liquidation, these difficult times will force the marginal owners of real estate from the market. Some owners may prove too leveraged or too weak to survive another tough real estate cycle. We believe that the Darwinian process of the “survival of the fittest” will create the basis for the next leg of growth of the listed sector, as the real estate companies surviving this cycle become opportunistic buyers capitalizing on the distress of forced sellers. This should lead to outsized earnings growth and attractive total returns for the strongest companies.

ANNUAL REPORT 2009 5

We also believe that investors’ appreciation for liquid forms of real estate investing will increase demand for real estate stocks again. Coming out of this market experience, we think that real estate investors will want more-liquid options for investing in real estate rather than less-liquid options. Private equity real estate investors have encountered considerable difficulty as they try to get their money out of private funds given the number of other investors seeking to liquidate and the difficulty private fund managers are experiencing selling real estate assets into markets with few bidders. We believe that these circumstances highlight some of the disadvantages of private real estate. Though the volatility of listed real estate is attracting negative attention, investors may very well accept more volatility if it means real liquidity.

We believe there are continuing merits of a closed-end fund with a high income focus. This is especially true for a fund with a global charter which expands and diversifies the investment opportunity set for your manager. The closed end format allows us to hold high income investments like REIT preferreds in a much higher proportion than would be advisable in an open-end fund. We can also maintain low cash balances to maximize income per share. By changing our leverage policy to be more tactical than structural, we think it will be possible to mitigate the negative effects of leverage in volatile markets. While the absence of structured leverage reduces the Fund’s ability to enhance income and capital appreciation in rising markets, we believe that the Fund maintains the ability to capture some of this upside through prudent tactical use of leverage.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson President and Chief Executive Officer	Steven D. Burton Co-Portfolio Manager

The views expressed represent the opinion of ING Clarion Real Estate Securities and are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only, does not constitute investment advice, and is not intended as an endorsement of any specific investment. Information and opinions are derived from proprietary and non-proprietary sources.

6 ING Clarion Global Real Estate Income Fund

Portfolio of Investments

December 31, 2009

		Market
Shares		Value ($)

	Common Stock – 76.7%
	Real Estate Investment Trusts (“REIT”) – 76.7%
	Australia – 9.3%
38,529,000	Dexus Property Group	$29,453,402
7,053,616	Goodman Group	4,028,231
13,884,178	Macquarie CountryWide Trust	7,304,741
3,632,427	Westfield Group	40,965,969

		81,752,343

	Brazil – 0.9%
788,700	PDG Realty SA Empreendimentos e Participacoes	7,849,900

	Canada – 9.3%
200,100	Calloway Real Estate Investment Trust	3,723,900
500,000	Crombie Real Estate Investment Trust (a)	5,174,799
884,800	H&R Real Estate Investment Trust	13,039,691
2,082,900	InnVest Real Estate Investment Trust	10,569,970
440,000	InnVest Real Estate Investment Trust (a)	2,232,842
700,000	Primaris Retail Real Estate Investment Trust (a)	10,776,935
1,878,800	RioCan Real Estate Investment Trust	35,574,169

		81,092,306

	Finland – 0.5%
1,082,167	Citycon Oyj	4,564,756

	France – 4.2%
65,700	Altarea	10,086,142
351,122	Societe de la Tour Eiffel	26,543,744

		36,629,886

	Hong Kong – 2.1%
7,103,000	Link REIT (The)	18,155,862

	Japan – 1.6%
400	Frontier Real Estate Investment Corp.	2,835,813
2,388	Japan Retail Fund Investment Corp.	10,696,557

		13,532,370

	Netherlands – 5.1%
116,780	Corio NV	7,990,459
357,401	Eurocommercial Properties NV	14,768,086
277,161	VastNed Retail NV	18,226,585
34,400	Wereldhave NV	3,292,003

		44,277,133

	New Zealand – 0.8%
9,050,000	Goodman Property Trust	7,046,199

	Singapore – 2.2%
15,200,000	CapitaMall Trust	19,487,874

	United Kingdom – 4.0%
598,413	British Land Co. Plc	4,638,463
718,900	Land Securities Group Plc	7,952,267
4,045,110	Segro Plc	22,510,103

		35,100,833

	United States – 36.7%
15,000	Alexandria Real Estate Equities, Inc.	964,350
615,000	Annaly Capital Management, Inc.	10,670,250
589,000	BioMed Realty Trust, Inc.	9,294,420
462,553	Brandywine Realty Trust	5,273,104
100,000	BRE Properties, Inc.	3,308,000
826,200	Camden Property Trust	35,006,094
95,832	CBL & Associates Properties, Inc.	926,695
50,000	Cedar Shopping Centers, Inc.	340,000
2,628,400	Chimera Investment Corp.	10,198,192
20,000	Entertainment Properties Trust	705,400
1,472,700	Extra Space Storage, Inc.	17,009,685
819,900	Kimco Realty Corp.	11,093,247
263,300	Kite Realty Group Trust	1,071,631
1,433,200	Liberty Property Trust	45,876,732
1,373,217	Macerich Co. (The)	49,367,151
145,000	Mack-Cali Realty Corp.	5,012,650
117,900	National Retail Properties, Inc.	2,501,838
1,847,070	OMEGA Healthcare Investors, Inc.	35,925,512
1,601,100	ProLogis	21,919,059
159,500	Senior Housing Properties Trust	3,488,265
194,219	Simon Property Group, Inc.	15,498,676
56,500	SL Green Realty Corp.	2,838,560
1,211,534	UDR, Inc.	19,917,619
712,120	Verde Realty (b)(c)	11,749,980
85,000	Weingarten Realty Investors	1,682,150

		321,639,260

	Total Common Stock (cost $713,617,926)	671,128,722

See notes to financial statements.

ANNUAL REPORT 2009 7

Portfolio of Investments concluded

		Market
Shares		Value ($)

	Preferred Stock – 24.6%
	Real Estate Investment Trusts (“REIT”) – 24.6%
	United States – 24.6%
450,000	Alexandria Real Estate Equities, Inc., Series C	$11,151,000
80,500	Apartment Investment & Management Co., Series U	1,795,150
480,000	Apartment Investment & Management Co., Series V	10,824,000
150,000	Apartment Investment & Management Co., Series Y	3,355,500
174,000	Associated Estates Realty Corp.	4,263,000
480,000	BioMed Realty Trust, Inc., Series A	11,136,000
51,000	CBL & Associates Properties, Inc., Series C	1,040,400
272,700	Cedar Shopping Centers, Inc.	6,536,619
171,300	Corporate Office Properties Trust SBI MD, Series J	4,068,375
125,000	Digital Realty Trust, Inc., Series B	3,105,000
200,800	Duke Realty Corp., Series M	4,052,144
121,700	Eagle Hospitality Properties Trust	38,031
400,000	Entertainment Properties Trust, Series D	8,120,000
50,000	First Industrial Realty Trust, Inc.	842,000
20,000	Glimcher Realty Trust, Series F	367,200
515,700	Glimcher Realty Trust, Series G	8,921,610
520,000	Health Care REIT, Inc., Series F	12,948,000
330,600	Host Hotels & Resorts, Inc., Series E	8,430,300
150,000	iStar Financial, Inc., Series F	1,074,000
765,000	iStar Financial, Inc., Series I	5,293,800
170,000	LaSalle Hotel Properties, Series B	3,991,600
200,000	LaSalle Hotel Properties, Series D	4,378,000
600,000	LaSalle Hotel Properties, Series E	13,875,000
520,000	LaSalle Hotel Properties, Series G	11,082,500
300,000	LTC Properties, Inc., Series F	7,284,000
200,000	Mid-America Apartment Communities, Inc., Series H	5,002,000
169,900	National Retail Properties, Inc., Series C	4,088,219
120,000	OMEGA Healthcare Investors, Inc., Series D	3,028,800
320,000	PS Business Parks, Inc., Series O	7,473,600
129,000	Public Storage, Series I	3,289,500
400,000	Public Storage, Series K	10,040,000
360,000	Public Storage, Series M	8,384,400
272,500	SL Green Realty Corp., Series C	6,253,875
200,000	SL Green Realty Corp., Series D	4,740,000
120,000	Strategic Hotels & Resorts, Inc., Series B	1,632,000
90,900	Strategic Hotels & Resorts, Inc., Series C	1,238,967
142,600	Taubman Centers, Inc., Series G	3,499,404
373,500	Taubman Centers, Inc., Series H	8,882,316

	Total Preferred Stock (cost $254,684,808)	215,526,310

	Investment Companies – 1.1%
	United Kingdom – 1.1%
1,965,594	ING UK Real Estate Income Trust Ltd. +	1,706,099
1,257,578	ProLogis European Properties	7,776,571

	Total Investment Companies (cost $16,683,522)	9,482,670

	Total Investments – 102.4% (cost $984,986,256)	896,137,702

	Liabilities in Excess of Other Assets – (2.4)%	(20,690,189)

	Net Assets – 100%	$875,447,513

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the securities amounted to $18,184,576 or 2.1% of net assets.

(b)	Fair valued pursuant to guidelines approved by the board.

(c)	Non-income producing security.

+	Investments in companies considered to be an affiliate of the Trust (such companies are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

	Gross	Gross	Dividend
Affiliate	Additions	Reductions	Income

ING UK Real Estate
Income Trust Ltd.	$—	$8,244,718	$377,317

See notes to financial statements.

8 ING Clarion Global Real Estate Income Fund

Statement of Assets and Liabilities

Year Ended
December 31, 2009

Assets
Investments, at value (cost $981,437,709)	$894,431,603
Investment in affiliate (cost $3,548,547)	1,706,099
Cash and cash equivalents (including foreign currency of $42,430 with a cost of $42,432)	42,513
Receivable for investment securities sold	20,131,652
Dividends and interest receivable	7,491,274
Dividend withholding reclaims receivable	359,735
Unrealized appreciation on spot contracts	14,035
Other assets	128,244

Total Assets	924,305,155

Liabilities
Line of credit payable	47,457,100
Management fee payable	491,830
Accrued expenses and other liabilities	908,712

Total Liabilities	48,857,642

Net Assets	$875,447,513

Composition of Net Assets
$0.001 par value per share; unlimited number of shares authorized, 116,590,494 shares issued and outstanding	$116,590
Additional paid-in capital	1,392,171,089
Distributions in excess of net investment income	(25,025,098)
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(402,953,659)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(88,861,409)

Net Assets	$875,447,513

Net Asset Value (based on 116,590,494 shares outstanding)	$7.51

See notes to financial statements.

ANNUAL REPORT 2009 9

Statement of Operations

For the
Year Ended
December 31, 2009

Investment Income
Dividends (net of foreign withholding taxes of $3,392,422)	$49,322,428
Dividends from affiliate	377,317
Interest	18,627

Total Investment Income	49,718,372

Expenses
Management fees	5,946,196
Printing and mailing fees	819,718
Legal fees	449,999
Merger expense	279,000
Insurance fees	181,767
Interest expense on line of credit	170,373
Administration fees	153,761
Trustees’ fees and expenses	134,144
Custodian fees	121,167
Transfer agent fees	114,484
NYSE listing fee	97,307
Audit fees	83,265
Auction agent fees — preferred shares	51,892
Miscellaneous expenses	39,344

Total Expenses	8,642,417

Management fee waived	(1,466,953)

Net Expenses	7,175,464

Net Investment Income	42,542,908

Net Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(202,771,829)
Swap contracts	(4,275,578)
Foreign currency transactions	(553,915)

Total Net Realized Loss	(207,601,322)

Net change in unrealized appreciation/depreciation on:
Investments	403,434,130
Swap contracts	4,089,680
Foreign currency denominated assets and liabilities	(14,263)

Total Net Change in Unrealized Appreciation/Depreciation	407,509,547

Net Gain on Investments, Swap Contracts and Foreign Currency Transactions	199,908,225

Dividends and Distributions on Preferred Shares from
Net investment income	(262,102)

Net Increase in Net Assets	$242,189,031

See notes to financial statements.

10 ING Clarion Global Real Estate Income Fund

Statements of Changes in
Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Change in Net Assets Resulting from Operations
Net investment income	$42,542,908	$114,715,621
Net realized loss on investments, swap contracts and foreign currency transactions	(207,601,322)	(78,607,966)
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency denominated assets and liabilities	407,509,547	(975,756,086)
Dividends and distributions on Preferred Shares from net investment income	(262,102)	(25,955,111)

Net increase (decrease) in net assets resulting from operations	242,189,031	(965,603,542)

Dividends and Distributions on Common Shares
Distribution of net investment income	(57,941,335)	—
Distribution of capital gains	—	(70,161,154)
Distribution of return of capital	—	(58,420,284)

Total dividends and distributions on Common Shares	(57,941,335)	(128,581,438)

Capital Share Transactions
Net proceeds from the issuance of Common Shares (1)	104,674,988	—
Reinvestment of dividends	—	21,469,864

Net increase from capital share transactions	104,674,988	21,469,864

Net Increase (Decrease) in Net Assets	288,922,684	(1,072,715,116)

Net Assets
Beginning of year	586,524,829	1,659,239,945

End of year (net of distributions in excess of net investment income of $25,025,098 and $9,312,152, respectively)	$875,447,513	$586,524,829

(1)	Refer to Note 1 in the Notes to Financial Statements regarding fund merger.

See notes to financial statements.

ANNUAL REPORT 2009 11

Statement of Cash Flows

For the
Year Ended
December 31, 2009

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$242,189,031

Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Provided by Operating Activities:

Net change in unrealized appreciation/depreciation on swap contracts	(4,089,680)
Net change in unrealized appreciation/depreciation on investments	(402,129,774)
Net realized loss on investments	202,771,829
Cost of long-term securities purchased	(86,361,187)
Proceeds from sale of long-term securities	370,462,483
Increase in receivable for investment securities sold	(20,131,652)
Decrease in dividends and interest receivable	2,680,062
Decrease in dividend withholding reclaims receivable	772,603
Decrease in other assets	2,423
Increase in unrealized appreciation on spot contracts	(17,429)
Decrease in management fee payable	34,470
Increase in unrealized depreciation on spot contracts	3,394
Increase in accrued expenses and other liabilities	408,367

Net Cash Provided by Operating Activities	306,594,940

Cash Flows From Financing Activities:
Cash distributions paid on common shares	(57,941,335)
Cash paid for the redemption of preferred shares	(370,000,000)
Increase in line of credit payable	47,457,100
Decrease in dividends payable — preferred shares	(156,013)

Net Cash Used in Financing Activities	(380,640,248)

Net decrease in cash	(74,045,308)

Cash and Cash Equivalents at Beginning of Year	74,087,821

Cash and Cash Equivalents at End of Year	$42,513

Supplemental disclosure

Interest paid on line of credit	$132,522

Refer to Note 1 in the Notes to Financial Statements regarding fund merger.

See notes to financial statements.

12 ING Clarion Global Real Estate Income Fund

Financial Highlights

	For the	For the	For the	For the	For the
Per share operating performance for a share	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
outstanding throughout the year	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005

Net asset value, beginning of year	$5.63	$16.16	$22.78	$17.23	$17.46

Income from investment operations
Net investment income (1)	0.39	1.11	1.17	0.98	1.09
Net realized and unrealized gain (loss) on investments, swap contracts and foreign currency transactions	2.03	(10.15)	(4.07)	8.19	0.46
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	—	(0.25)	(0.48)	(0.35)	(0.23)

Total from investment operations	2.42	(9.29)	(3.38)	8.82	1.32

Dividends and distributions on Common Shares
Net investment income	(0.54)	—	(1.97)	(2.36)	(1.40)
Capital gains	—	(0.68)	(1.25)	(0.91)	(0.15)
Return of capital	—	(0.56)	—	—	—

Total dividends and distributions to Common Shareholders	(0.54)	(1.24)	(3.22)	(3.27)	(1.55)

Offering expenses in connection with the issuance of Preferred Shares	—	—	(0.02)	—	—

Net asset value, end of year	$7.51	$5.63	$16.16	$22.78	$17.23

Market value, end of year	$6.37	$3.98	$13.83	$24.68	$16.30

Total investment return (2)
Net asset value	46.79%	(61.14)%	(15.82)%	53.42%	8.13%
Market value	79.09%	(67.38)%	(32.34)%	75.97%	18.32%
Ratios and supplemental data
Net assets, applicable to Common Shares, end of year (thousands)	$875,448	$586,525	$1,659,240	$2,336,055	$1,742,935
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver +	1.14%	1.28%	1.38%	1.53%	1.34%
Net expenses, before fee waiver +	1.38%	1.67%	1.74%	1.89%	1.71%
Net expenses, after fee waiver excluding interest on line of credit +	1.12%	1.28%	1.08%	1.06%	1.11%
Net expenses, before fee waiver excluding interest on line of credit +	1.35%	1.67%	1.44%	1.42%	1.48%
Net investment income, after preferred share dividends	6.75%	7.10%	3.17%	3.11%	5.11%
Preferred share dividends	0.04%	2.08%	2.20%	1.73%	1.39%
Net investment income, before preferred share dividends +	6.79%	9.18%	5.37%	4.84%	6.50%
Portfolio turnover rate	28.04%	7.32%	6.10%	13.23%	21.79%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	N/A	$370,000	$910,000	$710,000	$710,000
Net asset coverage per share of preferred shares	N/A	$64,630	$70,584	$107,255	$86,368

(1)	Based on average shares outstanding.

(2)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

+	Does not reflect the effects of dividends to Preferred Shareholders.

See notes to financial statements.

ANNUAL REPORT 2009 13

Notes to Financial Statements

1.	Fund Organization
ING Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities (the “Advisor”) is the Trust’s investment advisor. The Trust commenced operations on February 18, 2004.

On October 1, 2009, the Trust merged with ING Clarion Real Estate Income Fund (“IIA”) pursuant to the terms set forth in the Agreement and Plan of Reorganization (“Reorganization”) between the Trust and IIA. The Trust acquired substantially all of the assets and liabilities of IIA in a tax free transaction for common shares of IGR. The primary reason for the transaction was to combine a smaller fund into a larger fund. As a result of the merger, the common shareholders of the Trust and IIA experienced a reduced annual operating expense ratio, while the combined Trust continued the same distribution policy, in terms of amount and frequency of payment. In addition, the merger provided IIA shareholders with enhanced diversification, by providing access to a broader global universe of real estate equity securities. The merger was approved by the IIA shareholders on September 14, 2009 at a special meeting.

For financial reporting purposes, the net assets received and shares issued by the Trust were recorded at fair value; however, IIA’s cost of investments was carried forward to align ongoing reporting of the Trust’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. IIA’s net assets on September 30, 2009 were $88,459,235, including $16,271,525 of unrealized depreciation. IIA’s net assets were primarily comprised of investments with a fair value of $87,099,117, accrued dividend income of $560,369, and cash of $901,836. The aggregate net assets of the Trust immediately before and after the acquisition were $744,017,503 and $832,476,738, respectively. The shares outstanding of the Trust immediately before and after the acquisition were 104,201,526.803 and 116,590,494.387, respectively with 12,388,967.584 shares being issued.

The financial statements reflect the operations of the Trust for the period prior to the acquisition and the combined Trust for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of IIA that have been included in the combined Trust’s Statement of Operations since the acquisition has been completed. Assuming the acquisition had been completed on January 1, 2009, the Trust’s pro-forma net investment income, net gain on investments and net increase in net assets from operations for the twelve month period ended December 31, 2009 would have been $46,742,477, $139,213,577, and $185,693,952, respectively. The costs associated with the Reorganization, including the costs associated with the shareholder meeting, were borne directly by the respective trusts incurring the expense or allocated between the trusts based on the Boards’ assessment of the function of the expense as appropriate.

2.	Significant Accounting Policies
The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards.

The following accounting policies are in accordance with GAAP and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for

14 ING Clarion Global Real Estate Income Fund

Notes to Financial Statements continued

which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

GAAP provides guidance on fair value measurements. In accordance with the standard, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of December 31, 2009 in valuing the Trust’s investments carried at fair value:

	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$667,155,313	$—	$11,749,980
Preferred Stocks	—	215,526,310	—
Investment Companies	1,706,099	—	—

Total	$668,861,412	$215,526,310	$11,749,980

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks

Balance as of December 31, 2008	$11,749,980
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of December 31, 2009	$11,749,980

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

ANNUAL REPORT 2009 15

Notes to Financial Statements continued

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of December 31, 2009, the Trust did not hold any forward exchange currency contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rate and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the periodic reset date or termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. On January 7, 2009, the Trust terminated the existing interest rate swap. The Trust paid $3,845,000 as a termination payment to the Royal Bank of Canada, the counterparty on the swap. The termination of the interest rate swap is reflected in the net realized loss on swap contracts on the Statement of Operations. During the remainder of 2009 and as of December 31, 2009, the Trust did not have any swap agreements outstanding.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

16 ING Clarion Global Real Estate Income Fund

Notes to Financial Statements continued

On August 5, 2008, the Fund acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this new policy the Fund can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board of Trustees views their approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly rate is $0.045 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Reclassification – Certain amounts in the financial statements of prior periods have been reclassified to conform with the presentation used in the current period financial statements. These reclassifications have no effect on net income.

3.	Concentration of Risk
Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

4.	Investment Management Agreement and Other Agreements
Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets (which includes the amount from the issuance of preferred shares) plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the year ended December 31, 2009, the Trust incurred management fees of $4,479,243, which are net of $1,466,953 in management fees waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the servicing agreements, BNYM will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust.

5.	Portfolio Securities
For the year ended December 31, 2009, there were purchases and sales transactions (excluding short-term securities and the securities acquired as a result of the merger with IIA) of $189,731,819 and $370,462,483, respectively.

6.	Federal Income Taxes
The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust is required to evaluate tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Trust as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2009, the Trust did not incur any income tax, interest, or penalties. As of December 31, 2009, the Advisor has reviewed all open tax years and concluded that there was no impact to the Trust’s net assets or results of operations. Tax years ended December 31, 2007, through December 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its

ANNUAL REPORT 2009 17

Notes to Financial Statements continued

tax positions to determine if adjustments to this conclusion are necessary.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2009, the adjustments were to increase additional paid-in capital by $26,040,345 increase accumulated net realized loss on investments by $25,987,928 and decrease undistributed net investment income by $52,417 due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2009, the Fund had capital loss carryforwards which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire $28,739,702 in 2016 and $370,294,945 in 2017.

As a result of the tax-free transfer of assets described in Note 1, and to the extent unrealized gains and losses that existed at the time of the reorganization are realized, the capital loss carryforwards may further be limited for up to five years from the date of the reorganization.

Capital losses incurred after October 31 (“post-October” capital losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will defer post-October capital losses of $2,734,732 during 2009.

Information on the tax components of net assets as of December 31, 2009 is as follows:

				Net Tax		Undistributed
Cost of			Net Tax	Unrealized		Long-Term
Investments	Gross Tax	Gross Tax	Unrealized	Depreciation	Other	Capital Gains/
for Tax	Unrealized	Unrealized	Depreciation	on Foreign	Temporary	(Accumulated
Purposes	Appreciation	Depreciation	on Investments	Currency	Differences	Capital Loss)

$1,011,181,599	$83,661,709	$(198,705,606)	$(115,043,897)	$(26,890)	$—	$(401,769,379)

For the years ended December 31, 2009 and December 31, 2008, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, were $58,203,437 and $— of ordinary income, $— and $96,116,265 of long-term capital gain and $— and $58,420,284 of return of capital, respectively.

7.	Borrowings
The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At December 31, 2009, there were borrowings in the amount of $47,457,100 on the Trust’s line of credit.

The average daily amount of borrowings during the year ended December 31, 2009 was $18,137,890 with a related weighted average interest rate of 0.91%. The maximum amount outstanding for the year ended December 31, 2009, was $47,457,100.

8.	Capital
During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s DRIP plan, the Trust issued 0 and 1,524,749 common shares in 2009 and 2008, respectively. At December 31, 2009, the Trust had outstanding common shares of 116,590,494 with a par value of $0.001 per share. The Advisor owned 12,741 shares of the common shares outstanding.

At December 31, 2008, the Trust had 14,800 shares of auction rate preferred securities authorized, issued and outstanding.

On February 18, 2009, the Trust redeemed 1,624 shares of Preferred Shares Series T28C and 2,528 shares of Preferred Shares Series T7. On February 19, 2009, the Trust redeemed 2,528 of Preferred Shares Series W7. On February 20, 2009, the Trust redeemed 1,624 shares of Preferred Shares Series TH7. On February 23, 2009, the Trust redeemed 1,624 shares of Preferred Shares Series F7. On February 26, 2009, the Trust redeemed 1,624 shares of Preferred Shares Series W28D. On March 4, 2009, the Trust redeemed 1,624 shares of Preferred Shares Series T28A. On March 12, 2009, the Trust redeemed 1,624 shares of Preferred Shares Series W28B.

18 ING Clarion Global Real Estate Income Fund

Notes to Financial Statements concluded

For the period ended March 2009, the annualized dividend rates ranged from 0.29% to 2.36%. Following the completion of the redemptions, 100% of the auction-rate preferred securities were redeemed.

9.	Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10.	Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

11.	Subsequent Events
Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. The Advisor has evaluated subsequent events through February 24, 2010, the date the financial statements were issued, and has determined there were no events that required recognition or disclosure in the Trust’s financial statements.

ANNUAL REPORT 2009 19

Report of Independent
Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
ING Clarion Global Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities of the ING Clarion Global Real Estate Income Fund (the “Trust”), including the portfolio of investments, as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Trust’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Clarion Global Real Estate Income Fund at December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 24, 2010

20 ING Clarion Global Real Estate Income Fund

Supplemental Information (unaudited)

Federal Income Tax Information
Qualified dividend income of as much as $3,020,568 was received by the Trust through December 31, 2009. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, 0.76% of ordinary income distributions for the year ended December 31, 2009 qualified for the corporate dividends-received deduction.

In February 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2009.

Corporate Governance
The Fund’s audit committee charter and nominating committee charter are available on its website at www.ingclarionres.com, and the charters are also available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2009 to the New York Stock Exchange (“NYSE”) on November 19, 2009 stating that the CEO was not aware of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund had filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Commission’s website at www.sec.gov.

Trustees
The Trustees of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund	Other
	Term of Office and		Principal Occupations	Complex	Directorships
Name, Address	Length of Time		During The Past	Overseen	Held by
and Age	Served (1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 201 King of Prussia Road Radnor, PA 19087 Age: 50	3 years/ since inception	Trustee, President and Chief Executive Officer	Chief Executive Officer and Chief Investment Officer of ING Clarion Real Estate Securities, LLC (since 1995).	1	Board member of the Community Coalition of Chester County (since 2005).

Jarrett B. Kling* 201 King of Prussia Road Radnor, PA 19087 Age: 66	3 years/ since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, LLC.	1	Trustee of The Hirtle and Callaghan Trust (1995-present); National Trustee of the Boys and Girls Clubs of America (1997-present); Board of Old Mutual Advisor Funds (since 2005); Old Mutual Funds III (2008-2009).

ANNUAL REPORT 2009 21

Supplemental Information continued

				Number of
				Portfolios in
				the Fund	Other
	Term of Office and		Principal Occupations	Complex	Directorships
Name, Address	Length of Time		During The Past	Overseen	Held by
and Age	Served (1)	Title	Five Years	by Trustee	Trustee

Independent Trustees:

Asuka Nakahara 201 King of Prussia Road Radnor, PA 19087 Age: 54	3 years/ since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since July 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since July 1999).	1	Serves on the Boards of The Philadelphia Foundation (2004-present), the Children’s Hospital of Philadelphia (2006-present) and Merion Golf Club (2007-present). Professional Golfers’ Association of America (2010-present). Former advisory board member of the HBS Club of Philadelphia (2000-2009).

Frederick S. Hammer 201 King of Prussia Road Radnor, PA 19087 Age: 73	3 years/ since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC (2002-2003); non-executive.	1	Serves on the Boards of E-Duction, Inc. (2005-2008), Avalon Insurance Holdings, Inc. (2006-present), Homeowners Insurance Corp. (2006-present) and Director of US Fiduciary Corp. (2006-2009); Trustee of the Madison Square Boys and Girls Club (1978-2006). Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998-2005); Director on the Boards of Tri-Arc Financial Services, Inc. (1989-2004) and Magellan Insurance Co., Ltd. (1989-2004); Director of Medallion Financial Corp. (1999-2002), IKON Office Solutions, Inc. (1986-1999), VISA International (1978-1989), and Inter-Atlantic Financial, Inc. (2007-present).

22 ING Clarion Global Real Estate Income Fund

Supplemental Information continued

				Number of
				Portfolios in
				the Fund	Other
	Term of Office and		Principal Occupations	Complex	Directorships
Name, Address	Length of Time		During The Past	Overseen	Held by
and Age	Served (1)	Title	Five Years	by Trustee	Trustee

Richard L. Sutton 201 King of Prussia Road Radnor, PA 19087 Age: 74	3 years/ since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell (2000-present); Partner, Morris, Nichols, Arsht & Tunnel (1966-2000).	1	Trustee of the Unidel Foundation, Inc. (since 2000); Board of Directors of ING Global Real Estate Securities Ltd. (2006-present), Wilmington Country Club (1999-2004), Grand Opera House, Inc., (1976-1992), University of Delaware Library Associates, Inc. (1981-1999), Wilmington Club (1987-2003), American Judicature Society (1995-1999).

John Bartholdson 201 King of Prussia Road Radnor, PA 19087 Age: 65	3 years/ 5 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993-2007).	1	Serves on the Board of Old Mutual Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (since 2004); Old Mutual Funds III (2008-2009).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2011 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II Trustees, are expected to stand for re-election at the Trust’s 2012 annual meeting of shareholders; Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2010 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, due to their positions with the Advisor.

Officers
The Officers of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age		Principal Occupations During
and Position(s) Held	Length of Time	the Past Five Years and
with Registrant	Served	Other Affiliations

Officers:

Jonathan A. Blome 201 King of Prussia Road Radnor, PA 19087 Age: 32 Chief Financial Officer	since 2006	Senior Vice President of ING Clarion Real Estate Securities, LLC since 2005

William E. Zitelli 201 King of Prussia Road Radnor, PA 19087 Age: 41 Chief Compliance Officer and Secretary	since 2007	Senior Vice President of ING Clarion Real Estate Securities, LLC since 2007, Attorney in private practice (2006-2007); Counsel, SEI Corporation (2000-2005)

ANNUAL REPORT 2009 23

Supplemental Information concluded

Additional Information
Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Dividend Reinvestment Plan (unaudited)
Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 221-1580.

24 ING Clarion Global Real Estate Income Fund

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ING CLARION GLOBAL REAL ESTATE INCOME FUND

BOARD OF TRUSTEES
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

OFFICERS
T. Ritson Ferguson
President and
Chief Executive Officer

Jonathan A. Blome
Chief Financial Officer

William E. Zitelli
Chief Compliance Officer and
Secretary

INVESTMENT ADVISOR
ING Clarion Real Estate Securities
201 King of Prussia Road
Radnor, PA 19087
888-711-4272

ADMINISTRATOR, CUSTODIAN AND
TRANSFER AGENT
The Bank of New York Mellon
New York, New York

PREFERRED SHARES – DIVIDEND PAYING
AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Morgan, Lewis & Bockius, LLP
Washington, DC

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Philadelphia, Pennsylvania

www.ingclarionres.com

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Fund Officer Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) Not applicable.
(c) The Trust has not amended its Fund Officer Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d) The Trust has not granted a waiver or an implicit waiver from a provision of its Fund Officer Code of Ethics.
(e) Not applicable.
(f) The Trust’s Fund Officer Code of Ethics is attached hereto as an exhibit.
Item 3. Audit Committee Financial Expert.
All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, each member of the committee is financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment. In addition, the Board has determined that John Bartholdson is an “audit committee financial expert” and “independent” as those terms are defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2008 and fiscal year ended December 31, 2009, for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:
2009: $57,500
2008: $57,500
(b) Audit-Related Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2008 and fiscal year ended December 31, 2009 for professional services rendered for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a) are as follows:
2009: $0
2008: $0
(c) Tax Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2008 and fiscal year ended December 31, 2009 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:
2009: $24,875
2008: $6,325

(d) All Other Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2008 and fiscal year ended December 31, 2009 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) are as follows:
2009: $0
2008: $0
(e) Audit Committee Pre-Approval Policies and Procedures.
     (i) The Trust has an Audit Committee Charter in place (the “Charter”) that governs the pre-approval by the Trust’s Audit Committee of all engagements for audit services and all Covered Non-Audit Engagements (as defined in the Charter) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Related Entities” (as defined below). Each calendar year, the Audit Committee will review and re-approve the Charter, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved, or both.
     “Related Entities” means (i) ING Clarion Real Estate Securities, LLC (the “Advisor”) or (ii) any entity controlling, controlled by or under common control with the Advisor.
     Between regularly scheduled meetings of the Audit Committee, the Committee Chairman or Audit Committee Financial Expert shall have the authority to pre-approve Covered Non-Audit Engagements, provided that fees associated with such engagement do not exceed $10,000 and the services to be provided do not involve provision of any of the following services by the Independent Auditor: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (vii) broker dealer, investment advisor or investment banking services; (ix) legal services; or (x) expert services unrelated to the audit.
     Pre-approval shall be required only with respect to non-audit services (i) related directly to the operations and financial reporting of the Trust and (ii) provided to a Related Entity that furnishes ongoing services to the Trust. Such pre-approval shall not apply to non-audit services provided to any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Pre-approval by the Audit Committee of such non-audit services shall be effected pursuant to the pre-approval procedures described in the Charter. The Charter shall not be violated if pre-approval of any such non-audit service is not obtained in circumstances in which the pre-approval requirement is waived under applicable rules promulgated by the Securities and Exchange Commission (“SEC”) or the NYSE, in accordance with the Sarbanes Oxley Act.
     Requests for pre-approval of Covered Non-Audit Engagements are submitted to the Audit Committee by the Independent Auditor and by the chief financial officer of the Related Entity for which the non-audit services are to be performed. Such requests must include a statement as to whether, in the view of the Independent Auditor and such officer, (a) the request is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request submitted between scheduled meetings of the Audit Committee should state the reason that approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.
     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.
     (ii) 100% of the services described in each of Items 4(b) through (d) were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for the fiscal year ended December 31, 2008 and fiscal year ended December 31, 2009 are as follows:
2009: $143,777
2008: $133,284
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Trust is comprised of: Frederick S. Hammer, Asuka Nakahara, Richard L. Sutton and John Bartholdson.
(b) Not applicable.
Item 6. Investments.
(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Trust has delegated the voting of proxies relating to its voting securities to the Advisor, pursuant to the proxy voting procedures of the Advisor. The Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	As of March 8, 2010:
T. Ritson Ferguson
Chief Executive Officer and Chief Investment Officer
19 years
Experience during past 5 years has been with ING Clarion Real Estate Securities, LLC
Portfolio Manager of the Trust since inception

Steven D. Burton
Managing Director and Lead Global Portfolio Manager
15 years
Experience during past 5 years has been with ING Clarion Real Estate Securities, LLC
Portfolio Manager of the Trust since inception

Joseph P. Smith
Managing Director and Portfolio Manager
13 years
Experience during past 5 years has been with ING Clarion Real Estate Securities, LLC
Portfolio Manager of the Trust since inception
Other Accounts Managed (as of December 31, 2009). The Portfolio Managers are also collectively responsible for the day-to-day management of all of ING Clarion Real Estate Securities, LLC’s (the “Advisor”) other accounts, as indicated by the following table. As Chief Investment Officer of the Advisor, Mr. Ferguson provides oversight for all accounts under management.

				Managed with	Managed with
		Number of	Total Assets	Advisory Fee Based	Advisory Fee Based
Name of Portfolio Managers	Type of Accounts	Accounts Managed	in the Accounts	on Performance	on Performance
T. Ritson Ferguson	Registered Investment Companies	24	$12,989,400,000	1	$144,100,000
	Other Pooled Investment Vehicles	16	$1,025,400,000	7	$475,900,000
	Other Accounts	71	$3,223,800,000	3	$432,000,000

Steven D. Burton	Registered Investment Companies	22	$12,030,800,000	1	$144,100,000
	Other Pooled Investment Vehicles	7	$376,500,000	0	$0
	Other Accounts	55	$2,687,200,000	2	$403,000,000

Joseph P. Smith	Registered Investment Companies	20	$12,372,100,000	1	$144,100,000
	Other Pooled Investment Vehicles	16	$1,025,400,000	7	$475,900,000
	Other Accounts	67	$3,168,700,000	3	$432,000,000

Potential Conflicts of Interest.
          A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
          A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
          A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Trust maintained its position in that security.
          A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
          The Advisor recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the Advisor’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the Advisor’s employees (contained in the Advisor’s Code of Ethics).
Compensation.
          There are three pieces of compensation for portfolio managers — base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the Trust. With respect to the Trust, such benchmarks include the S&P Developed Property Index of Global Real Estate Stocks and the MS REIT Preferred Stock Index. Compensation is not based on the level of Trust assets.

Ownership of Trust Shares.
          The following table indicates the dollar range of securities of the Trust beneficially owned by the Portfolio Managers as of December 31, 2009.

Name of Portfolio Managers	Dollar Value of Trust Shares Beneficially Owned
T. Ritson Ferguson	$500,001-$1,000,000

Steven D. Burton	$50,001-$100,000

Joseph P. Smith	$10,001-$50,000
(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Fund Officer Code of Ethics.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
(c) Proxy Voting Policies and Procedures.
(d) Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.(1)

(1)	The Trust has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ING Clarion Global Real Estate Income Fund

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson

Title:	President and Chief Executive Officer

Date:	March 8, 2010
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson

Title:	President and Chief Executive Officer

Date:	March 8, 2010

By:	/s/ Jonathan A. Blome

Name:	Jonathan A. Blome

Title:	Chief Financial Officer

Date:	March 8, 2010